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                      [KPMG PEAT MARWICK LLP LETTERHEAD]
                                                                EXHIBIT 11 (iii)






                        CONSENT OF INDEPENDENT AUDITORS



The Board of Trustees and Shareholder of
  The Van Kampen American Capital Aggressive Growth Fund:

We consent to the use of our report included herein and to the reference to our Firm in the Statement of Additional Information under the heading "Custodian and Independent Auditors".


                                                       /s/ KPMG Peat Marwick LLP



Chicago, Illinois
March 15, 1996